                                                                   Exhibit 99.20

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

* OLTV SHOULD INCLUDE FIRST MORTGAGE BALANCE ON THE PROPERTY AT THE TIME OF ORIGINATION

* COLTV SHOULD INCLUDE FIRST MORTGAGE BALANCE AND ANY ADDITIONAL MORTGAGES ON THE PROPERTY (WHETHER IN THIS COLLATERAL POOL OR NOT) AT THE TIME OF ORIGINATION

* FRONT END DTI SHOULD INCLUDE ONLY FIRST MORTGAGE EXPENSES (P AND I, PROPERTY TAXES AND INSURANCE)

*    BACK END DTI SHOULD INCLUDE ALL MORTGAGE EXPENSES AND ALL OTHER DEBT

* EACH LINE ITEM'S "DEAL PERCENTAGE" SHOULD REFLECT ITS RESPECTIVE RELATIVE PERCENTAGE OF THE DEAL.

* CELLS CORRESPONDING TO, FOR INSTANCE, THE IO ROW AND THE IO COLUMN, SHOULD EQUAL 100%, NOT ITS RESPECTIVE RELATIVE PERCENTAGE OF THE DEAL.

* FOR EXAMPLE THE PURCHASE ROW AND OWNER OCCUPIED COLUMN INTERSECTION SHOULD EQUAL THE PERCENTAGE OF PURCHASE LOANS THAT ARE OWNER OCCUPIED.

                                                                                                                             FRONT
                                                            LOAN                   DEAL                                       END
   DEAL NAME               LOAN CHARACTERISTICS            NUMBER    BALANCE    PERCENTAGE   WAC   WALA  FICO   OLTV  COLTV   DTI
--------------  -----------------------------------------  ------  -----------  ----------  -----  ----  ----  -----  -----  -----
MLMI 2006-OWN6                  Aggregate                   2,594  428,021,292    100.00%    8.15    1    642   81.1   95.5   0.0
                               Rate 9.5-10                    154   21,011,215      4.91%    9.79    1    598   94.0   95.4   0.0
                             RATE 10.001-10.5                  52    5,062,196      1.18%   10.33    1    620   96.2   96.2   0.0
                              RATE 10.501-11                   69    5,311,927      1.24%   10.73    1    626   99.9   99.9   0.0
                             RATE 11.001-11.5                  47    3,716,977      0.87%   11.42    2    646   99.7   99.7   0.0
                          RATE greater than 11.5              239   11,785,553      2.75%   12.31    2    615   99.6   99.6   0.0
                                LB <50,000                    272    8,835,832      2.06%   11.29    2    622   96.8   97.9   0.0
                              LB 50,001-100K                  609   47,699,259     11.14%    9.00    1    622   84.8   95.3   0.0
                               LB 100-200K                  1,032  148,029,264     34.58%    8.23    1    632   81.6   95.8   0.0
                               LB 200-300k                    375   90,841,857     21.22%    7.93    1    646   80.8   96.4   0.0
                               LB 300K-400K                   160   55,263,526     12.91%    7.74    1    659   78.8   95.1   0.0
                               LB 400K-500k                    77   34,324,560      8.02%    7.78    1    658   78.5   95.5   0.0
                               LB 500-600k                     42   23,012,806      5.38%    7.58    1    657   78.2   94.2   0.0
                               LB 600-700k                     14    9,224,605      2.16%    7.56    1    675   78.9   96.5   0.0
                               LB 700-800k                      8    6,088,450      1.42%    7.41    1    639   75.7   87.6   0.0
                               LB 800-900k                      3    2,553,939      0.60%    7.03    2    703   76.6  100.0   0.0
                                LB 900-1MM                      1      976,000      0.23%    7.75    1    688   80.0   90.0   0.0
                                 LB > 1MM                       1    1,171,193      0.27%    7.88    2    628   67.0   67.0   0.0
                                FICO <500
                               FICO 501-525                     1      166,500      0.04%    9.63    1    525   75.0   75.0   0.0
                               FICO 526-550                    52    6,924,421      1.62%    8.97    1    543   81.8   83.7   0.0
                               FICO 551-575                   141   19,739,873      4.61%    8.63    1    564   78.7   83.5   0.0
                               FICO 576-600                   505   65,758,952     15.36%    8.94    1    589   84.5   94.3   0.0
                               FICO 601-625                   542   77,096,124     18.01%    8.45    1    613   82.6   95.5   0.0
                               FICO 626-650                   501   83,981,145     19.62%    8.17    1    638   80.2   96.1   0.0
                               FICO 651-700                   612  122,211,078     28.55%    7.74    1    673   79.7   97.3   0.0
                                   >700                       240   52,143,199     12.18%    7.32    1    729   80.0   98.4   0.0
                                  LTV 80                      765  145,628,887     34.02%    7.70    1    640   73.9   91.2   0.0
                                LTV 80-85                   1,069  210,858,819     49.26%    7.81    1    652   80.2   97.6   0.0
                               LTV 85.01-90                    48    8,699,877      2.03%    8.71    1    635   89.1   89.3   0.0
                               LTV 90.01-95                    38    4,919,397      1.15%    9.44    1    608   94.7   94.7   0.0
                              LTV 95.01-100                   674   57,914,312     13.53%   10.29    1    616  100.0  100.0   0.0
                                 LTV >100
                                 2nd Home                       3      549,744      0.13%    8.76    2    661   78.3   78.3   0.0
                             Invest Property                   45    5,929,043      1.39%    8.63    1    665   80.5   82.1   0.0
                                 2nd lien                     431   24,156,252      5.64%   11.37    2    639   99.7   99.7   0.0
                        Loans w/Simultaneous 2nds           1,489  293,916,766     68.67%    7.70    1    655   78.5   99.5   0.0
                                Stated Doc                    510  115,188,949    100.00%    7.99    1    680   79.3   97.4   0.0
                                 Limited
                                  No Doc
                                 Purchase                   1,975  315,306,495     73.67%    8.16    1    649   82.0   99.0   0.0
                              Cash Out Refi                   547  100,679,737     23.52%    8.13    1    624   78.4   85.8   0.0
                              Rate Term Refi                   72   12,035,060      2.81%    8.04    1    624   79.5   87.3   0.0
                                2-4 Family                     73   16,663,571      3.89%    8.10    1    663   80.3   96.5   0.0
                                  Condo                       158   23,412,416      5.47%    8.15    1    660   80.7   97.4   0.0
                                  Fixed                     1,130  127,549,589     29.80%    8.74    1    617   82.8   92.1   0.0
                                   Arm                      1,464  300,471,703     70.20%    7.90    1    653   80.4   97.0   0.0
                              Back DTI 45-50                  693  130,938,215     30.59%    8.12    1    653   80.6   96.5   0.0
                              Back DTI 50-55                  640  108,581,416     25.37%    8.03    1    641   80.8   96.2   0.0
                              Back DTI > 55                   132   22,193,880      5.19%    7.90    1    633   80.1   96.8   0.0
                                    IO                        140   41,668,048      9.74%    7.27    1    689   78.7   97.4   0.0
                                   Cali                       436  129,312,397     30.21%    7.74    1    663   78.8   95.5   0.0
                                  N Cali                      214   67,328,812     15.73%    7.72    1    670   79.0   95.8   0.0
                                  S Cali                      222   61,983,584     14.48%    7.76    1    654   78.6   95.3   0.0
                                    NY
                                    FL                        221   36,474,751      8.52%    8.08    1    641   79.2   93.7   0.0
                                 Georgia                      119   14,657,443      3.42%    8.84    2    618   86.5   98.7   0.0
                                   Ohio                       232   24,965,269      5.83%    8.60    1    619   86.7   97.8   0.0
                                 Maryland                      30    7,395,989      1.73%    8.52    1    622   80.4   90.2   0.0
                               40 yr Loans                  1,743  310,038,353     72.44%    8.16    1    640   80.9   95.9   0.0
                       Purchase Loans w/Simul 2nds          1,279  251,003,747     58.64%    7.69    1    657   78.5   99.7   0.0
                  Stated Doc Purchase Loans w/Simul 2nds      371   90,012,888     21.03%    7.72    1    687   78.5   99.7   0.0
                      IO Purchase Loans w/Simul 2nds          110   33,790,000      7.89%    7.27    1    689   78.7   99.6   0.0
                Stated Doc IO Purchase Loans w/Simul 2nds      56   17,186,360      4.02%    7.49    1    691   78.9   99.6   0.0
                               FICO Std Dev                 47.38
                               LTV Std Dev                  11.16

                                                           BACK
                                                            END            OWNER  SINGLE
   DEAL NAME               LOAN CHARACTERISTICS             DTI  FULL DOC   OCC   FAMILY  PURCHASE  SIMUL 2NDS    IO   INIT CAP
--------------  -----------------------------------------  ----  --------  -----  ------  --------  ----------  -----  --------
MLMI 2006-OWN6                  Aggregate                  45.1     71.3    98.5    73.6     73.7       68.7      9.7     3.0
                               Rate 9.5-10                 42.7     87.4   100.0    74.9     78.2        7.2      0.5     3.0
                             RATE 10.001-10.5              42.0     85.7    92.2    80.1     71.1        0.0      0.0     3.0
                              RATE 10.501-11               46.6     96.3   100.0    71.6     94.1        0.0      0.0     3.0
                             RATE 11.001-11.5              45.7     27.2   100.0    74.3     85.7        0.0      0.0     0.0
                          RATE greater than 11.5           45.2     83.9   100.0    72.7     88.2        0.0      0.0     0.0
                                LB <50,000                 43.0     92.0    99.4    73.5     86.6        2.8      0.0     3.0
                              LB 50,001-100K               42.3     88.2    96.4    85.2     78.0       47.9      2.0     3.0
                               LB 100-200K                 44.5     80.0    98.6    73.2     73.4       67.7      4.0     3.0
                               LB 200-300k                 46.2     65.8    99.0    74.3     75.2       73.4      9.2     3.0
                               LB 300K-400K                46.7     52.9    96.9    67.6     72.7       78.2     19.0     3.0
                               LB 400K-500k                46.5     52.1   100.0    71.5     69.6       81.7     18.3     3.0
                               LB 500-600k                 47.3     55.0   100.0    73.9     68.8       76.3     23.7     3.0
                               LB 600-700k                 43.5     64.8   100.0    79.0     85.6       85.6     27.9     3.0
                               LB 700-800k                 43.7    100.0   100.0    63.1     49.8       62.3      0.0     3.0
                               LB 800-900k                 43.4    100.0   100.0    32.3     67.7      100.0     67.7     3.0
                                LB 900-1MM                 41.9    100.0   100.0     0.0    100.0      100.0      0.0     3.0
                                 LB > 1MM                  35.6    100.0   100.0   100.0      0.0        0.0      0.0     0.0
                                FICO <500
                               FICO 501-525                35.2    100.0   100.0     0.0    100.0        0.0      0.0     3.0
                               FICO 526-550                38.7    100.0   100.0    88.3     32.6        9.2      0.0     3.0
                               FICO 551-575                42.5     94.9    97.8    84.1     47.4       23.6      0.0     3.0
                               FICO 576-600                43.5     95.3    99.6    81.1     70.1       46.6      0.3     3.0
                               FICO 601-625                45.3     93.5    99.0    73.9     69.0       61.4      2.2     3.0
                               FICO 626-650                45.6     75.2    99.0    70.2     69.7       73.7      5.0     3.0
                               FICO 651-700                46.0     50.3    98.0    71.4     81.6       83.7     17.1     3.0
                                   >700                    45.8     38.0    96.7    68.6     88.2       89.1     28.2     3.0
                                  LTV 80                   45.3     72.7    98.4    72.7     68.4       73.4      9.0     3.0
                                LTV 80-85                  45.5     64.0    98.8    73.4     76.2       88.6     13.0     3.0
                               LTV 85.01-90                41.2     78.6    79.9    67.6     44.6        2.0      7.4     3.0
                               LTV 90.01-95                40.9     98.6   100.0    78.4     26.3        0.0      0.0     3.0
                              LTV 95.01-100                44.1     90.7   100.0    77.0     86.3        0.0      0.8     3.0
                                 LTV >100
                                 2nd Home                  46.1     21.2     0.0    59.1     59.1        0.0      0.0     3.0
                             Invest Property               43.6     68.4     0.0    71.4     45.5        7.8     10.3     3.0
                                 2nd lien                  46.1     78.9   100.0    70.4     90.2        0.0      0.0     0.0
                        Loans w/Simultaneous 2nds          46.2     64.1    99.8    71.3     85.4      100.0     12.9     3.0
                                Stated Doc                 45.3      0.0    98.0    74.2     85.1       85.7     17.5     3.0
                                 Limited
                                  No Doc
                                 Purchase                  45.6     66.6    99.0    70.8    100.0       79.6     11.0     3.0
                              Cash Out Refi                43.3     83.7    96.8    81.6      0.0       37.6      7.0     3.0
                              Rate Term Refi               45.8     88.9    98.0    79.3      0.0       42.1      0.9     3.0
                                2-4 Family                 47.0     70.3    96.9     0.0     77.5       75.5     15.1     3.0
                                  Condo                    45.4     55.5    98.7     0.0     83.9       76.6     11.2     3.0
                                  Fixed                    44.2     92.7    98.8    78.8     56.9       45.5      1.2     0.0
                                   Arm                     45.5     62.1    98.4    71.4     80.8       78.5     13.3     3.0
                              Back DTI 45-50               48.0     51.4    98.1    73.4     78.5       75.4     12.6     3.0
                              Back DTI 50-55               52.3     85.4    99.0    73.9     74.2       72.9      9.0     3.0
                              Back DTI > 55                55.5     96.2    98.9    64.0     75.7       79.7      7.1     3.0
                                    IO                     46.4     50.2    98.5    69.4     82.9       90.7    100.0     3.0
                                   Cali                    47.2     52.0    98.7    77.1     78.2       77.2     23.2     3.0
                                  N Cali                   46.5     47.9    99.0    77.8     78.2       77.3     29.3     3.0
                                  S Cali                   47.9     56.4    98.3    76.4     78.3       77.0     16.6     3.0
                                    NY
                                    FL                     43.5     64.2    99.1    52.7     77.1       68.2      7.4     3.0
                                 Georgia                   45.6     95.4    99.4    60.6     87.4       57.5      0.0     3.0
                                   Ohio                    42.0     88.7    99.5    92.0     69.5       55.8      1.9     3.0
                                 Maryland                  46.9     69.2   100.0    99.6     57.1       54.0      0.0     3.0
                               40 yr Loans                 45.7     70.4    98.7    72.3     74.7       71.0      0.0     3.0
                       Purchase Loans w/Simul 2nds         46.2     61.6    99.8    69.8    100.0      100.0     13.5     3.0
                  Stated Doc Purchase Loans w/Simul 2nds   45.6      0.0    99.6    73.0    100.0      100.0     19.1     3.0
                      IO Purchase Loans w/Simul 2nds       46.2     47.3    99.6    66.7    100.0      100.0    100.0     3.0
                Stated Doc IO Purchase Loans w/Simul 2nds  45.5      0.0   100.0    75.5    100.0      100.0    100.0     3.0
                               FICO Std Dev
                               LTV Std Dev

   DEAL NAME               LOAN CHARACTERISTICS            SUBS CAP  LIFE CAP
--------------  -----------------------------------------  --------  --------
MLMI 2006-OWN6                  Aggregate                     1.0       6.0
                               Rate 9.5-10                    1.0       6.0
                             RATE 10.001-10.5                 1.0       6.0
                              RATE 10.501-11                  1.0       6.0
                             RATE 11.001-11.5                 0.0       0.0
                          RATE greater than 11.5              0.0       0.0
                                LB <50,000                    1.0       6.0
                              LB 50,001-100K                  1.0       6.0
                               LB 100-200K                    1.0       6.0
                               LB 200-300k                    1.0       6.0
                               LB 300K-400K                   1.0       6.0
                               LB 400K-500k                   1.0       6.0
                               LB 500-600k                    1.0       6.0
                               LB 600-700k                    1.0       6.0
                               LB 700-800k                    1.0       6.0
                               LB 800-900k                    1.0       6.0
                                LB 900-1MM                    1.0       6.0
                                 LB > 1MM                     0.0       0.0
                                FICO <500
                               FICO 501-525                   1.0       6.0
                               FICO 526-550                   1.0       6.0
                               FICO 551-575                   1.0       6.0
                               FICO 576-600                   1.0       6.0
                               FICO 601-625                   1.0       6.0
                               FICO 626-650                   1.0       6.0
                               FICO 651-700                   1.0       6.0
                                   >700                       1.0       6.0
                                  LTV 80                      1.0       6.0
                                LTV 80-85                     1.0       6.0
                               LTV 85.01-90                   1.0       6.0
                               LTV 90.01-95                   1.0       6.0
                              LTV 95.01-100                   1.0       6.0
                                 LTV >100
                                 2nd Home                     1.0       6.0
                             Invest Property                  1.0       6.0
                                 2nd lien                     0.0       0.0
                        Loans w/Simultaneous 2nds             1.0       6.0
                                Stated Doc                    1.0       6.0
                                 Limited
                                  No Doc
                                 Purchase                     1.0       6.0
                              Cash Out Refi                   1.0       6.0
                              Rate Term Refi                  1.0       6.0
                                2-4 Family                    1.0       6.0
                                  Condo                       1.0       6.0
                                  Fixed                       0.0       0.0
                                   Arm                        1.0       6.0
                              Back DTI 45-50                  1.0       6.0
                              Back DTI 50-55                  1.0       6.0
                              Back DTI > 55                   1.0       6.0
                                    IO                        1.0       6.0
                                   Cali                       1.0       6.0
                                  N Cali                      1.0       6.0
                                  S Cali                      1.0       6.0
                                    NY
                                    FL                        1.0       6.0
                                 Georgia                      1.0       6.0
                                   Ohio                       1.0       6.0
                                 Maryland                     1.0       6.0
                               40 yr Loans                    1.0       6.0
                       Purchase Loans w/Simul 2nds            1.0       6.0
                  Stated Doc Purchase Loans w/Simul 2nds      1.0       6.0
                      IO Purchase Loans w/Simul 2nds          1.0       6.0
                Stated Doc IO Purchase Loans w/Simul 2nds     1.0       6.0
                               FICO Std Dev
                               LTV Std Dev